EXHIBIT 24

                                  POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.




                                                /s/ Franklin A. Cole
                                          ---------------------------------
                                                       Director

Date:     March 22, 1996
     -------------------------

                                  POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.




                                                /s/ James W. Cozad
                                          ---------------------------------
                                                       Director

Date:     March 22, 1996
     -------------------------

                                   POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


                      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.




                                                 /s/ James M. Denny
                                              -------------------------
                                                     Director

Date:   March 22, 1996
     --------------------

                                POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.



                                                  /s/ William C. Foote
                                              --------------------------
                                                         Director

Date:  March 22, 1996
     --------------------

                             POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


                      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.



                                         /s/ Deborah M. Fretz
                                        -----------------------
                                              Director

Date:   March 22, 1996
     -------------------------

                                      POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.



                              /s/ Richard A. Giesen
                             ------------------------
                                    Director

Date:  March 22, 1996
     ------------------

                                  POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.




                                                /s/ James J. Glasser
                                          ---------------------------------
                                                       Director

Date:     March 22, 1996
     -------------------------

                                POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.



                                        /s/ Miles L. Marsh
                                      ---------------------
                                             Director

Date: March 22, 1996
     --------------------

                                 POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


                      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.



                                   /s/ Charles Marshall
                                -------------------------
                                         Director

Date: March 22, 1996
     -----------------------

                                  POWER OF ATTORNEY

The  undersigned  director of GATX  Corporation,  a New York  corporation,  does hereby  constitute  and appoint  James J.  Glasser,  Ronald H. Zech and David B.

Anderson,  or any of them,  attorneys and agents of the  undersigned,  with full power  and  authority  to sign in such  director's  name,  and on behalf of GATX

Corporation,  the 1995 Annual Report on Form 10-K under the Securities  Exchange

Act of  1934,  together  with  any  amendments  thereto,  hereby  ratifying  and confirming  all that said attorneys and agents and each of them may do by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.



                              /s/ Michael E. Murphy
                            --------------------------
                                     Director

Date: March 22, 1996
     -------------------





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